                                                                 Exhibit 10.37


                                WELLPOINT HEALTH NETWORKS INC.

                            1999 OFFICER BENEFITS ENROLLMENT GUIDE

                                           OVERVIEW


HOW TO USE THIS GUIDE

Your 1999 Officer Benefits Enrollment Guide contains information on the FLEXPoint Benefits Program, FLEXExec and the Comprehensive Nonqualified Retirement Plan. Your FLEXPoint Enrollment Worksheet lists your options and the costs associated with those options. You'll want to use this Enrollment Guide for:

-    OPEN ENROLLMENT
     An overview of the 1999 FLEXPoint benefits program and enrollment procedures is on pages XX - XX. YOU ONLY NEED TO CALL FLEXCONNECT IF YOU WOULD LIKE TO CHANGE YOUR BENEFIT ELECTION(S) AND/OR ELECT FLEXIBLE SPENDING ACCOUNT(S) FOR 1999.

     Read the FLEXPoint Enrollment Guide CAREFULLY in order to determine the benefits that best suit your needs for 1999. FLEXCONNECT IS AVAILABLE DURING OPEN ENROLLMENT BY CALLING 1-800-638-6699 FROM OCTOBER 16 THROUGH NOVEMBER 2 (AND, FOR CHANGES, FROM NOVEMBER 16 THROUGH NOVEMBER 25).

-    ENROLLMENT PROCEDURES FOR NEW OFFICERS
     Enrollment procedures for new officers are on pages XX and XX of this Guide.

-    BENEFIT INFORMATION
     Explanations of the 1999 FLEXPoint benefits are included for your review.

     FLEXPoint offers you the opportunity to change your benefits once a year in order to meet your needs for the upcoming year. Read this section CAREFULLY and make your decisions wisely because YOU WILL NOT BE ABLE TO CHANGE your elections during the year except as a result of a family status change or if you meet special enrollment requirements.

-    QUALIFIED FAMILY STATUS CHANGES DURING THE YEAR
     WellPoint employees experience a number of CHANGES THROUGHOUT THE YEAR that could affect their benefits, including marriage, birth, and change of employment. Review this section to learn more about what qualified family status changes are and what to do.

-    COBRA
     An explanation of COBRA coverage is included for your review.

-    HIPAA
     An explanation of HIPAA legislation is included.

-    OTHER BENEFITS
     A summary of your non-FLEXPoint benefits is provided for your review.

-    FLEXExec
     An overview of the additional benefits provided to WellPoint Officers is included.

-    IMPORTANT TELEPHONE NUMBERS
     These are provided for your use during the year.

------------------------------------------------------------------------------

ABOUT THIS GUIDE

THIS GUIDE DOES NOT SERVE AS A GUARANTEE OF CONTINUED EMPLOYMENT OR BENEFITS. COMPANY POLICIES ON HIRING, DISCHARGE, LAYOFF, AND DISCIPLINE ARE IN NO WAY AFFECTED BY THE PROGRAMS DESCRIBED HERE. IN PARTICULAR, NOTHING IN THIS BOOKLET ALTERS WELLPOINT'S AT-WILL EMPLOYMENT POLICY WHICH PROVIDES THAT EMPLOYMENT WITH WELLPOINT IS NOT FOR A SPECIFIED PERIOD OF TIME AND CAN BE TERMINATED BY EITHER THE COMPANY OR THE EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE OR ADVANCE NOTICE.

IN ADDITION, TAX-FAVORED PLANS ARE SUBJECT TO FREQUENT CHANGES IN THE TAX LAW. FOR THESE REASONS - AS WELL AS BUSINESS REASONS - WELLPOINT RESERVES THE RIGHT TO AMEND IN WRITING OR DISCONTINUE THE WELLPOINT PLANS - OR ANY PART OF THEM, WITH OR WITHOUT NOTICE, AT ANY TIME AT WELLPOINT'S SOLE DISCRETION. IF THERE IS A DISCREPANCY BETWEEN THIS DOCUMENT AND THE PLAN DOCUMENTS, THE PROVISIONS OF THE PLAN DOCUMENTS WILL APPLY.

------------------------------------------------------------------------------

                                   FLEXGUIDE
                               TABLE OF CONTENTS


                                                                           PAGE

Your Benefits Program at a Glance
         1999 FLEXPoint
         FLEXExec
         Comprehensive Nonqualified Retirement Plan

Eligibility

How FLEXPoint Works

Open Enrollment Procedures for Current WellPoint Officers

New Officer Enrollment Procedures

FLEXPoint Benefits Information
         Your Medical Coverage
         Your Dental Coverage
         Your Vision Coverage
         Your Life Insurance Coverage
         Your Accidental Death and Dismemberment (AD&D) Insurance Coverage Your Dependent Life Insurance Coverage
                  Spouse
                  Children

         Your Flexible Spending Accounts
                  Health Care
                  Dependent Day Care

Qualified Family Status Changes During the Year

Continuing Health Coverage ("COBRA")

Health Insurance Portability and Accountability Act (HIPAA)

Other Benefits

FLEXExec
         Group Universal Life Insurance
         Disability Coverage
         Comprehensive Nonqualified Retirement Plan

Important Telephone Numbers

                     YOUR 1999 BENEFITS PROGRAM AT A GLANCE

Here's a quick look at the benefits offered to Officers of WellPoint Health Networks Inc.

FLEXPOINT

PLAN                                            OPTIONS
-------------------------------------------------------------------------------
Medical                                         WellPoint Preferred PPO or
                                                 WellPoint Group
                                                HMOs
                                                Waive coverage
-------------------------------------------------------------------------------
Dental
    California                                  Dental Net
                                                Prudent Buyer Dental Plan
                                                Waive coverage
    Outside California                          Basic Dental
                                                Major Dental
                                                Waive coverage
-------------------------------------------------------------------------------
Vision                                          Vision Service Plan
                                                Waive coverage
-------------------------------------------------------------------------------
Life Insurance                                  $50,000
                                                1 times your benefit salary
                                                2 times your benefit salary
                                                3 times your benefit salary
                                                4 times your benefit salary
                                                Waive coverage
-------------------------------------------------------------------------------
Accidental Death and Dismemberment (AD&D)       $50,000
Insurance                                       1 times your benefit salary
                                                2 times your benefit salary
                                                3 times your benefit salary
                                                4 times your benefit salary
                                                Waive coverage
-------------------------------------------------------------------------------
Dependent Life Insurance
    Spouse:                                     $5,000
                                                1/2 your benefit salary
                                                1 times your benefit salary
                                                Waive coverage
    Each Child*:                                $5,000
                                                $10,000
                                                $25,000
                                                Waive coverage
-------------------------------------------------------------------------------
Flexible Spending Accounts                      Health care up to $3,000
                                                Dependent day care up to $5,000
-------------------------------------------------------------------------------

*Amount payable depends on age of child. See page X.

FLEXEXEC

These benefit plans are provided for all WellPoint Officers automatically - no enrollment is required.

----------------------------------------------------------------------------------------------------------------------
PLAN                                                OPTIONS
----------------------------------------------------------------------------------------------------------------------
Group Universal Life                                2 times compensation* for Vice Presidents and General Managers
                                                    3 times compensation* for Senior Vice Presidents and above
----------------------------------------------------------------------------------------------------------------------
Short-Term Disability                               Maximum of 26 weeks salary continuance
----------------------------------------------------------------------------------------------------------------------
Long-Term Disability                                60% of compensation* for Vice Presidents and General Managers
                                                    70% of compensation* for Senior and Executive Vice Presidents
----------------------------------------------------------------------------------------------------------------------
Financial Planning Seminars                         Periodic seminars to assist officers in obtaining stock ownership guidelines, financial/retirement planning, etc.
----------------------------------------------------------------------------------------------------------------------

*Compensation as of September 1, 1998 plus target management bonus.

COMPREHENSIVE NONQUALIFIED RETIREMENT PLAN

----------------------------------------------------------------------------------------------------------------------
PLAN                                                OPTIONS
----------------------------------------------------------------------------------------------------------------------
Supplemental 401(k) Deferral                        You may defer 1% - 6% in excess of 401(k) limits or before becoming eligible for Company match; deferrals are matched if you are not eligible for a match under the qualified 401(k) plan
----------------------------------------------------------------------------------------------------------------------
Salary Deferral                                     You may defer 1% - 100% of your base salary in excess of $125,000
----------------------------------------------------------------------------------------------------------------------
Management Bonus Deferral                           You may defer 1% - 100% of your 1999 bonus to be paid in 2000
----------------------------------------------------------------------------------------------------------------------
Car Allowance Deferral                              $4,800 annually for Vice Presidents and General Managers
(IF YOU DO NOT ELECT TO DEFER, YOU WILL HAVE        $7,200 annually for Senior Vice Presidents
RECEIVED THE AMOUNT AS TAXABLE INCOME)              $9,600 annually for Executive Vice Presidents and above
----------------------------------------------------------------------------------------------------------------------
Supplemental Pension Plan                           WellPoint automatically makes contributions for compensation in excess of $160,000; 5-year vesting applies
----------------------------------------------------------------------------------------------------------------------

ADDITIONAL PLANS

----------------------------------------------------------------------------------------------------------------------
PLAN                                                OPTIONS
----------------------------------------------------------------------------------------------------------------------
WellPoint 401(k) Retirement Savings                 Highly compensated may defer 2% - 8% of compensation; Company
Program                                             match applies (see page XX for details)
----------------------------------------------------------------------------------------------------------------------
Employee Stock Purchase Plan                        You may contribute between $20 and $826.93 per pay period (see page XX for details)
----------------------------------------------------------------------------------------------------------------------

                              FLEXPOINT ELIGIBILITY
OFFICERS

All full-time officers are eligible for FLEXPoint benefits on the 1st of the month following or coinciding with one calendar month of employment. For example, if you begin work on July 15, you will be eligible to participate in FLEXPoint on September 1. If you begin work on July 1, you will be eligible to participate on August 1.

DEPENDENTS

You may enroll your eligible dependents in FLEXPoint benefits. Eligible dependents include:

-    Your spouse

- Your unmarried children through age 18. Legally-adopted children, stepchildren and any child for whom you or your spouse is a legal guardian are eligible in the same manner as your own natural children.

- Your unmarried children, age 19 through 24, who are your dependents for income tax purposes and enrolled for 12 or more credits per semester (or equivalent full-time basis) in an accredited college, university, or post-high-school trade or technical school. You will be required to provide proof of full-time student status.

Note: You may not be covered as an employee and as a dependent on the medical, dental and life insurance plans. For example, if you and your spouse are both employed at WellPoint, you may elect to cover your spouse on medical, dental and/or spouse life insurance. However, your spouse may not elect those coverages as an employee. Additionally, you may not have duplicate coverage for your children (i.e. both parents may not elect medical, dental and/or life insurance on the children when both parents are employees of WellPoint).

WHEN COVERAGE ENDS

Your coverage under the Medical, Dental and Vision plans will end on the last day of the month in which your employment with WellPoint ends. You may be eligible to continue your WellPoint health coverage through COBRA (see page XX). Employee Life, AD&D, Dependent Life, STD and LTD end on your last day of employment with WellPoint. Other situations in which your coverage will be terminated are listed below, along with the same kind of information on your dependents.

All coverage will terminate at the earliest time specified below:

1. For the Medical, Dental and Vision plans, on the last day of the month you cease to be an eligible employee (such as termination of employment, retirement or for any other reason).

2. For Employee Life, AD&D, Dependent Life, STD and LTD plans, on the date you cease to be an eligible employee (such as termination of employment, retirement or for any other reason).

3. Upon discontinuation or termination of any plan, your coverage ends when such plan ends. The plans may be canceled or changed without notice to you.

4.       Upon non-payment of any required employee contribution.

Your dependent(s) coverage will cease at the earliest time specified below:

1.       When your coverage terminates.

2. On the last day of the calendar month when your dependent(s) cease to be eligible.

3.       Upon non-payment of any required employee contribution.

                               HOW FLEXPOINT WORKS

COVERAGE LEVELS

In addition to deciding which medical, dental, and vision options you want for yourself, you may also have to decide if you want dependent coverage. You can select coverage for:

-         Yourself only

-         Yourself PLUS one dependent (spouse or child)

-         Yourself PLUS two or more dependents (spouse and/or child/children)

THE PRETAX ADVANTAGE

With FLEXPoint, you pay your share of the cost for most of your benefits on a pretax basis. This means your contributions will be deducted from your pay BEFORE Social Security, Medicare, federal, state, or local income taxes are calculated and withheld. This way, your taxable income is reduced and you pay less taxes.

-------------------------------------------------------------------------------

     PRETAX
          -    Medical
          -    Dental
          -    Vision
          -    Flexible Spending Accounts--Health Care and Dependent Day Care
          -    Accidental Death and Dismemberment (AD&D)

     POST-TAX
          -    Employee Life
          -    Dependent Life Insurance--Spouse and Child(ren)

-------------------------------------------------------------------------------

            OPEN ENROLLMENT PROCEDURES FOR CURRENT WELLPOINT OFFICERS

FLEXPOINT

Your FLEXPoint elections are in effect from January 1 through December 31, provided you remain eligible for benefits. Each year, during the Open Enrollment period, you have the opportunity to change your coverage for the following plan year.

FLEXPoint open enrollment will be conducted through FLEXConnect, an automated voice response system where employees enter their benefit selections over the telephone. For your convenience, FLEXConnect will be available 24 hours a day, 7 days a week from October 16, 1998 through November 2, 1998. Also, if necessary, Customer Service Representatives will be available to assist you with navigating through FLEXConnect Monday through Friday, 9 a.m. to 6 p.m. (CST). Any questions on the various medical, dental, vision, life and/or disability plans should be directed to the provider or to your local Human Resources Representative.

When you call FLEXConnect to make changes, you must enter your Social Security number and the assigned Personal Identification Number (PIN). Your PIN will be located on the Enrollment Worksheet. Using your PIN serves as both your signature and your authorization to process benefit changes.

Before you enroll, you should give careful consideration to the benefits you will need for the 1999 calendar year. Unless you have a qualified change in family status or meet special enrollment requirements (see Qualified Family Status Changes on page XX), YOU MAY NOT MAKE ANY CHANGES to your enrollment selections.

IF YOU NEED TO MAKE CHANGES...

1. Review this FLEXPoint Enrollment Guide and select your benefit coverages. If you have specific questions about coverages, please contact the plan provider directly. Customer Service telephone numbers are listed in the Medical Comparison Chart (pages XX - XX) and the Dental Comparison Chart (page XX).

2. Complete the Enrollment Worksheet. Your 1998 elections are highlighted for your reference.

3. Call FLEXConnect at 1-800-638-6699 to make your 1999 benefit elections from October 16 through November 2. FLEXConnect is available 24 hours a day.

4. You will receive a Confirmation Statement along with any necessary forms at the end of the Open Enrollment period. If you do not receive a confirmation statement, please contact your local Human Resource Representative.

-------------------------------------------------------------------------------

A FASTER WAY TO ENROLL - FLEXEXPRESS
FLEXExpress is a fast, easy-to-use option in the FLEXConnect system that allows you to keep your 1998 elections in 1999. If you choose FLEXExpress when you call, the system will prompt you to make an AD&D election (see page X) and to enter Flexible Spending Account contribution amounts. All other benefit elections will remain the same.

-------------------------------------------------------------------------------

IF YOU DO NOT CALL FLEXCONNECT

- If you don't call FLEXConnect, you will retain your 1998 benefit coverages (except for your Flexible Spending Account) with the associated 1999 benefit costs.

- Additionally, if you waived life insurance coverage in 1998, you will not receive AD&D coverage. You will receive $50,000 of AD&D insurance if you had $50,000 in life insurance in 1998. Otherwise, you will receive one times salary in AD&D (regardless of the amount of your life insurance).

- You will not participate in the Health Care & Dependent Day Care Flexible Spending Accounts. You MUST call FLEXConnect to authorize Health Care and Dependent Day Care Spending Account deductions for 1999.

           -----------------------------------------------------------

                               Call FLEXConnect at
                                 1-800-638-6699
           -----------------------------------------------------------

CONFIRMATION STATEMENTS

- If you call FLEXConnect, a Confirmation Statement will be mailed to your home during Open Enrollment. If you do not call FLEXConnect, a Confirmation Statement will be mailed to your home at the end of the enrollment period showing continuation of your 1998 coverages into 1999.

- You will also receive any additional forms required, such as the Waiver of Coverage Form, or HMO Enrollment Form for medical coverage, and the Evidence of Insurability Form for life insurance and disability plans, with your Confirmation Statement. For coverage to be effective by January 1, 1999, forms must be returned as soon as possible to the Benefits department. An envelope will be provided for your convenience.

- Check your Confirmation Statement CAREFULLY. If you need to make any changes or corrections, call FLEXCONNECT BEFORE THE CLOSING DATE STATED ON YOUR CONFIRMATION STATEMENT. IF CHANGES ARE MADE, YOU WILL RECEIVE A FINAL CONFIRMATION STATEMENT. IF YOU DON'T RECEIVE A CONFIRMATION STATEMENT BY DECEMBER 15, 1998, PLEASE CONTACT YOUR LOCAL HUMAN RESOURCE REPRESENTATIVE. Keep your Confirmation Statement for your records.

-    No changes will be allowed after November 25, 1998.

COMPREHENSIVE NONQUALIFIED RETIREMENT PLAN

As in prior years, you will make your Comprehensive Nonqualified Retirement Plan elections by completing the enclosed enrollment form. Telephone enrollment is not available for the Comprehensive Nonqualified Retirement Plan.

DEDUCTIONS AND PAY PERIODS IN 1999

There will be 26 pay periods in 1999. Your first benefit deductions for 1999 will begin with your January 8, 1999 paycheck.

QUESTIONS?

If you have any questions about your FLEXPoint options or procedures, contact your local Human Resources Representative. If you have specific coverage questions, please call the Customer Service numbers listed in the Medical Comparison Chart (page XX) or the Dental Comparison Chart (page XX).

                        NEW OFFICER ENROLLMENT PROCEDURES

After receiving your FLEXPoint enrollment materials, you MUST follow the instructions included in your package. If you do not enroll within two weeks of your effective date, you will automatically receive the default coverage explained below.

Before you enroll, you should give careful consideration to the benefits you will need for the 1999 calendar year. Unless you have a qualified change in family status or meet special enrollment requirements (see Qualified Family Status Changes on page XX), YOU MAY NOT MAKE ANY CHANGES to your enrollment selections.

STEPS
1. Review this 1999 FLEXPoint Enrollment Guide and select your benefit coverages. To assist you in your provider selections, HMO and PPO Directories are available from your local Human Resources Representative. If you have questions about medical or dental coverage, please contact the providers directly at the Customer Service phone numbers listed in the Medical Comparison Chart (pages XX - XX) and Dental Comparison Chart (page
     XX).

2.   Complete the Enrollment Worksheet.

3.   Follow the instructions provided.

DEFAULT COVERAGE--IF YOU DON'T ENROLL

If you do not make your elections within the specified time period, you will be assigned default coverage AUTOMATICALLY. Default coverage provides minimal benefits to only you--not your dependents. With default coverage, you receive the following benefits:

- WellPoint Preferred PPO or WellPoint Group Medical employee only coverage with $1,000 deductible

-    $50,000 in life insurance

-    $50,000 in accidental death and dismemberment (AD&D) insurance

-    No Flexible Spending Account participation

                         FLEXPOINT BENEFITS INFORMATION

YOUR MEDICAL COVERAGE

The medical options in FLEXPoint are designed to meet the needs of individuals with varying personal situations. Depending on where you live, you may be able to choose WellPoint Preferred -- a preferred provider organization (PPO) -- or a health maintenance organization (HMO). In making your choice, it's important that you read and understand the benefits available to you -- as well as the limitations and exclusions.

- Consider the way you now receive--or would like to receive -- medical care, and identify your alternatives. HMOs generally require you to pay a small fee (copay) when you use network services and provide no benefits when you do not. With WellPoint Preferred, you may also have to satisfy a deductible and coinsurance. However, you may use a non-network provider if you are willing to share more of the cost.

- Also find out whether your current providers participate in an available HMO or PPO. If you're enrolling in an HMO and will be a new patient with a particular primary care physician, call the physician's office to determine whether he/she is accepting new patients.

-------------------------------------------------------------------------------

SPECIAL CONSIDERATIONS

If you have coverage under another group medical plan, you have the option to waive your FLEXPoint medical coverage. If you waive medical coverage, you will be required to sign a Waiver of Coverage form certifying coverage with another group plan. For example, you may be covered under your spouse's plan. If so, you can waive coverage and receive a credit that you can use toward the cost of other benefits or receive as taxable income in your paycheck.

If you elect an HMO (for the first time), or add dependents to your HMO coverage, you MUST SUBMIT AN HMO ENROLLMENT FORM NO LATER THAN JANUARY 1 (OR THE EFFECTIVE DATE OF YOUR COVERAGE FOR 1999 NEW HIRES), or you will be assigned a provider.

If you have a qualifying change in family status that allows you to change your benefits (see page XX), you must notify your local Human Resources Representative within 31 days of the qualifying event.

-------------------------------------------------------------------------------

CLAIMS PROCEDURES

If you choose WellPoint Preferred PPO, keep in mind your provider will file claims for you and your covered dependents when you receive care in-network. For non-network providers or if you choose the WellPoint Group Plan, your provider may use a universal claim form and mail it to the claims address on your ID card. You can obtain a claim form by calling Customer Service at (800) 234-0111 or by downloading a claim form from MEMBER SERVICES at www.bluecrossca.com

Be sure to use a separate claim form for each patient and provider.

MEDICAL COMPARISON CHART

The following Medical Comparison Chart has been designed to help you understand the differences between plans. You should carefully review this information before making your benefit selection.

Note: You continue to be responsible for all copays, even after you reach the out-of-pocket maximum.

--------------------------------------------------------------------------------------------------------------------
                                                            WELLPOINT PREFERRED (PPO)
--------------------------------------------------------------------------------------------------------------------
DEDUCTIBLE 1
                                          WP250                        WP500                       WP1000
    INDIVIDUAL                             $250                           $500                     $1,000

    FAMILY                                 $750                         $1,500                     $3,000
--------------------------------------------------------------------------------------------------------------------

OUT-OF-POCKET MAXIMUM 2

                                          WP250                        WP500                       WP1000
                                                   NON-                         NON-                       NON-
                                  NETWORK        NETWORK       NETWORK        NETWORK      NETWORK        NETWORK
    INDIVIDUAL                      $2,750        $6,900       $3,000          $7,100         $3,500       $7,600

    FAMILY                          $8,250       $20,700       $9,000         $21,300        $10,500      $22,800

--------------------------------------------------------------------------------------------------------------------
                                             NETWORK PROVIDERS                      NON-NETWORK PROVIDERS
--------------------------------------------------------------------------------------------------------------------
HOSPITAL SERVICES 3

    INPATIENT                     80% AFTER DEDUCTIBLE                    60% AFTER DEDUCTIBLE

    OUTPATIENT                    80% AFTER DEDUCTIBLE                    60% AFTER DEDUCTIBLE

    SKILLED NURSING FACILITY      80% AFTER DEDUCTIBLE; LIMITED TO 100    60% AFTER DEDUCTIBLE; LIMITED TO 100
                                  DAYS/CALENDAR YEAR                      DAYS/CALENDAR YEAR

--------------------------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES

    OFFICE VISITS                 WP 250                     $15 COPAY    60% AFTER DEDUCTIBLE
                                  WP 500                     $15 COPAY    60% AFTER DEDUCTIBLE
                                  WP 1000 (NON CA)           $20 COPAY    60% AFTER DEDUCTIBLE
                                  WP 1000 (CA) 80% AFTER DEDUCTIBLE       60% AFTER DEDUCTIBLE
    WELL BABY CARE:
    -    OFFICE VISITS            WP 250                     $15 COPAY    60% AFTER DEDUCTIBLE
                                  WP 500                     $15 COPAY    60% AFTER DEDUCTIBLE
                                  WP 1000 (NON CA)           $20 COPAY    60% AFTER DEDUCTIBLE
                                  WP 1000 (CA) 80% AFTER DEDUCTIBLE       60% AFTER DEDUCTIBLE

    -    IMMUNIZATIONS            $0 COPAY                                60% AFTER DEDUCTIBLE

    ANNUAL ROUTINE EXAM:          WP 250                     $15 COPAY    60% AFTER DEDUCTIBLE
    ($300 MAXIMUM)                WP 500                     $15 COPAY    60% AFTER DEDUCTIBLE
                                  WP 1000 (NON CA)           $20 COPAY    60% AFTER DEDUCTIBLE
                                  WP 1000 (CA) 80% AFTER DEDUCTIBLE       60% AFTER DEDUCTIBLE

    WELL WOMAN EXAMS:
    -    OFFICE VISIT             WP 250                     $15 COPAY    60% AFTER DEDUCTIBLE
                                  WP 500                     $15 COPAY    60% AFTER DEDUCTIBLE
                                  WP 1000 (NON CA)           $20 COPAY    60% AFTER DEDUCTIBLE
                                  WP 1000 (CA) 80% AFTER DEDUCTIBLE       60% AFTER DEDUCTIBLE

--------------------------------------------------------------------------------------------------------------------
                                             NETWORK PROVIDERS                      NON-NETWORK PROVIDERS
--------------------------------------------------------------------------------------------------------------------
    -    MAMMOGRAM                100% COVERED (DOES NOT APPLY TOWARD
                                  DEDUCTIBLE)                             60% AFTER DEDUCTIBLE
    -    PAP SMEAR                100% COVERED (DOES NOT APPLY TOWARD
                                  DEDUCTIBLE)                             60% AFTER DEDUCTIBLE

    X-RAY AND LAB TESTS           80% AFTER DEDUCTIBLE                    60% AFTER DEDUCTIBLE
--------------------------------------------------------------------------------------------------------------------
EMERGENCY MEDICAL SERVICES

    PROFESSIONAL SERVICES         80% AFTER DEDUCTIBLE                    80% AFTER DEDUCTIBLE
    (AT HOSPITAL)

    HOSPITAL EMERGENCY ROOM       80% AFTER DEDUCTIBLE                    80% AFTER DEDUCTIBLE
--------------------------------------------------------------------------------------------------------------------
MATERNITY

    HOSPITAL                      80% AFTER DEDUCTIBLE                    60% AFTER DEDUCTIBLE

    OFFICE VISITS                 WP 250                     $15 COPAY    60% AFTER DEDUCTIBLE
                                  WP 500                     $15 COPAY    60% AFTER DEDUCTIBLE
                                  WP 1000 (NON CA)           $20 COPAY    60% AFTER DEDUCTIBLE
                                  WP 1000 (CA) 80% AFTER DEDUCTIBLE       60% AFTER DEDUCTIBLE
    INFERTILITY DIAGNOSTIC
    PROCEDURES                    80% AFTER DEDUCTIBLE                    60% AFTER DEDUCTIBLE
--------------------------------------------------------------------------------------------------------------------
MENTAL HEALTH CARE/ SUBSTANCE ABUSE

    INPATIENT                     80% AFTER DEDUCTIBLE                    60% AFTER DEDUCTIBLE
                                                          (UP TO 30 DAYS PER CALENDAR YEAR)

    OUTPATIENT                    80% AFTER DEDUCTIBLE                    60% AFTER DEDUCTIBLE
                                  $50 MAXIMUM/VISIT                       $40 MAXIMUM/VISIT
                                                          (50 VISIT MAXIMUM/CALENDAR YEAR)
--------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS SERVICES

    CHIROPRACTIC                  WP 250                     $15 COPAY    60% ($25 MAXIMUM/VISIT - AFTER
                                  WP 500                     $15 COPAY    DEDUCTIBLE HAS BEEN MET)
                                  WP 1000 (NON CA)           $20 COPAY
                                  WP 1000 (CA) 80% AFTER DEDUCTIBLE
                                                          (26 VISIT MAXIMUM/CALENDAR YEAR)

    ACUPUNCTURE                   WP 250                     $15 COPAY    60% ($25 MAXIMUM/VISIT - AFTER
                                  WP 500                     $15 COPAY    DEDUCTIBLE HAS BEEN MET)
                                  WP 1000 (NON CA)           $20 COPAY
                                  WP 1000 (CA) 80% AFTER DEDUCTIBLE
                                                          (26 VISIT MAXIMUM/CALENDAR YEAR)

    PHYSICAL THERAPY/ PHYSICAL    80% AFTER DEDUCTIBLE                    60% AFTER DEDUCTIBLE
    MEDICINE

    ALLERGY TEST                  WP 250                     $15 COPAY    60% AFTER DEDUCTIBLE
                                  WP 500                     $15 COPAY
                                  WP 1000 (NON CA)           $20 COPAY
                                  WP 1000 (CA) 80% AFTER DEDUCTIBLE

    ALLERGY TREATMENT             80% AFTER DEDUCTIBLE                    60%  AFTER DEDUCTIBLE

--------------------------------------------------------------------------------------------------------------------
PRESCRIPTION DRUGS                                    $10 BRAND/$5 GENERIC COPAY; 30-DAY SUPPLY
                                                         $5 MAIL ORDER COPAY; 90-DAY SUPPLY

                                                     INFERTILITY DRUGS NOT COVERED AS OF 1/1/99
--------------------------------------------------------------------------------------------------------------------
CUSTOMER SERVICE NUMBER                                            (800) 234-0111
--------------------------------------------------------------------------------------------------------------------

1 Deductible--Deductible expenses applied to the 4th quarter of the previous year will be carried over. Copay amounts do not apply toward the deductible.

2 Satisfying the smaller in-network coinsurance and deductible will apply toward, but not satisfy, the larger out-of-network coinsurance and deductible, excluding any copays. Satisfying the larger out-of-network coinsurance and deductible will automatically satisfy the smaller in-network coinsurance and deductible, excluding any copays.

3 Hospital Services--Pre-certification is required. You must initiate; failure to do so will result in a $250 additional deductible for medically necessary care and no benefits will be payable for unnecessary care.

--------------------------------------------------------------------------------------------------------------------
                                                                       WELLPOINT GROUP 1
--------------------------------------------------------------------------------------------------------------------
DEDUCTIBLE 2
--------------------------------------------------------------------------------------------------------------------
    INDIVIDUAL                                       $250                    $500                   $1,000

    FAMILY                                           $750                  $1,500                   $3,000
--------------------------------------------------------------------------------------------------------------------
OUT-OF-POCKET MAXIMUM

    INDIVIDUAL                                     $2,750                  $3,000                   $3,500

    FAMILY                                         $8,250                  $9,000                  $10,500
--------------------------------------------------------------------------------------------------------------------

HOSPITAL SERVICES 3
    INPATIENT                               80% AFTER DEDUCTIBLE

    OUTPATIENT                              80% AFTER DEDUCTIBLE

    SKILLED NURSING FACILITY                80% AFTER DEDUCTIBLE (LIMITED TO 100 DAYS/CALENDAR YEAR)
--------------------------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES

    OFFICE VISITS                           80% AFTER DEDUCTIBLE

    WELL BABY CARE:
    -     OFFICE VISITS                     80% AFTER DEDUCTIBLE
    -     IMMUNIZATIONS                     100%

    ANNUAL ROUTINE EXAM:                    80% AFTER DEDUCTIBLE
    ($300 MAXIMUM)

    WELL WOMAN EXAMS:
    -     OFFICE VISIT                      80% AFTER DEDUCTIBLE
    -     MAMMOGRAM                         100% (DOES NOT APPLY TO DEDUCTIBLE)
    -     PAP SMEAR                         100% (DOES NOT APPLY TO DEDUCTIBLE)

    X-RAY AND LAB TESTS                     80% AFTER DEDUCTIBLE
--------------------------------------------------------------------------------------------------------------------
EMERGENCY MEDICAL SERVICES

    PROFESSIONAL SERVICES (AT HOSPITAL)     80% AFTER DEDUCTIBLE

    HOSPITAL EMERGENCY ROOM                 80% AFTER DEDUCTIBLE
--------------------------------------------------------------------------------------------------------------------
MATERNITY

    HOSPITAL                                80% AFTER DEDUCTIBLE

    OFFICE VISITS                           80% AFTER DEDUCTIBLE

    INFERTILITY DIAGNOSTIC PROCEDURES       80% AFTER DEDUCTIBLE
--------------------------------------------------------------------------------------------------------------------
MENTAL HEALTH CARE/ SUBSTANCE ABUSE

    INPATIENT                               80% AFTER DEDUCTIBLE (UP TO 30 DAYS PER CALENDAR YEAR)

    OUTPATIENT                              80% AFTER DEDUCTIBLE
                                            $50 MAXIMUM/VISIT
                                            (50 VISIT MAXIMUM/CALENDAR YEAR)
--------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS SERVICES

    CHIROPRACTIC                            80% AFTER DEDUCTIBLE (26 DAYS VISIT  MAXIMUM/CALENDAR YEAR)

    ACUPUNCTURE                             80% AFTER DEDUCTIBLE (26 VISIT MAXIMUM/CALENDAR YEAR)

--------------------------------------------------------------------------------------------------------------------
                                                            WELLPOINT GROUP 1
--------------------------------------------------------------------------------------------------------------------
    PHYSICAL THERAPY/ PHYSICAL MEDICINE     80% AFTER DEDUCTIBLE

    ALLERGY TEST                            80% AFTER DEDUCTIBLE

    ALLERGY TREATMENT                       80% AFTER DEDUCTIBLE
--------------------------------------------------------------------------------------------------------------------
PRESCRIPTION DRUGS                          $10 BRAND/$5 GENERIC COPAY; 30-DAY SUPPLY
                                            $5 MAIL ORDER COPAY; 90-DAY SUPPLY

--------------------------------------------------------------------------------------------------------------------
CUSTOMER SERVICE NUMBER                     (800) 234-0111
--------------------------------------------------------------------------------------------------------------------

1 This plan is for employees who live in an area where neither a PPO network nor an HMO network is available.

2  The deductible is included in the out-of-pocket maximum.

3 Hospital Services--Pre-certification is required. You must initiate; failure to do so will result in a $250 additional deductible for medically necessary care and no benefits will be payable for unnecessary care.

--------------------------------------------------------------------------------------------------------------------------
                                     CALIFORNIACARE HMO        BLUE CHOICE HEALTHCARE (GA)          HMO ILLINOIS
--------------------------------------------------------------------------------------------------------------------------
DEDUCTIBLE

    INDIVIDUAL                  THERE IS NO DEDUCTIBLE; SOME  THERE IS NO DEDUCTIBLE; SOME  THERE IS NO DEDUCTIBLE; SOME
                                SERVICES REQUIRE COPAY        SERVICES REQUIRE COPAY        SERVICES REQUIRE COPAY

    FAMILY

--------------------------------------------------------------------------------------------------------------------------
OUT OF POCKET MAXIMUM

    INDIVIDUAL                  $1,500                        NONE                          NONE

    FAMILY                      $3,000 (2 FAMILY MEMBERS)     NONE                          NONE
                                $4,500 (3 OR MORE FAMILY
                                MEMBERS)

--------------------------------------------------------------------------------------------------------------------------
HOSPITAL SERVICES

    INPATIENT                   NO CHARGE                     NO CHARGE                     NO CHARGE

    OUTPATIENT                  NO CHARGE                     NO CHARGE                     NO CHARGE

    SKILLED NURSING FACILITY    NO CHARGE (UP TO 100 DAYS     NO CHARGE (UP TO 30 DAYS      NO CHARGE
                                PER YEAR)                     PER YEAR)
--------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES

    OFFICE VISITS               $10 COPAY                     $10 COPAY                     $10 COPAY

    WELL BABY CARE:
    -    OFFICE VISITS          $10 COPAY                     $10 COPAY                     $10 COPAY
    -    IMMUNIZATIONS          NO CHARGE                     $10 COPAY                     $10 COPAY

    ANNUAL ROUTINE EXAM:        $10 COPAY                     $10 COPAY                     $10 COPAY

    WELL WOMAN EXAMS:
    -    OFFICE VISIT           $10 COPAY                     $10 COPAY                     $10 COPAY
    -    MAMMOGRAM              $10 COPAY                     $10 COPAY                     $10 COPAY
    -    PAP SMEAR              $10 COPAY                     $10 COPAY                     $10 COPAY

    X-RAY AND LAB TESTS         NO CHARGE                     NO CHARGE                     NO CHARGE

--------------------------------------------------------------------------------------------------------------------------
EMERGENCY MEDICAL SERVICES

    PROFESSIONAL SERVICES       NO CHARGE                     NO CHARGE                     NO CHARGE
    (AT HOSPITAL)

    HOSPITAL EMERGENCY ROOM     $50 COPAY, WAIVED IF  $50 COPAY, WAIVED IF  $25 copay (no charge for
                                ADMITTED              ADMITTED              services received beyond 30
                                                                            miles of your participating
                                                                            Medical Group)

--------------------------------------------------------------------------------------------------------------------------
MATERNITY

    HOSPITAL                    NO CHARGE                     NO CHARGE                     NO CHARGE

    OFFICE VISITS               $10 COPAY                     $10 COPAY (FIRST VISIT ONLY)  $10 COPAY

--------------------------------------------------------------------------------------------------------------------------
                                     CALIFORNIACARE HMO        BLUE CHOICE HEALTHCARE (GA)          HMO ILLINOIS
--------------------------------------------------------------------------------------------------------------------------
    INFERTILITY DIAGNOSTIC      50% (copay will not be        $10 COPAY (ARTIFICIAL         $10 COPAY (SOME LIMITATIONS
    PROCEDURES                  applied to out of pocket      INSEMINATION AND IN-VITRO     AND EXCLUSIONS APPLY)
                                maximum)                      FERTILIZATION ARE EXCLUDED)
--------------------------------------------------------------------------------------------------------------------------
MENTAL HEALTH CARE/ SUBSTANCE ABUSE

    INPATIENT                   $100/DAY COPAY, UP TO 30      NO CHARGE                     NO CHARGE, UP TO 20 DAYS
                                DAYS PER YEAR (COPAY WILL                                   PER YEAR
                                NOT BE APPLIED TO
                                OUT-OF-POCKET MAXIMUM)

    OUTPATIENT                  $35 COPAY, UP TO 20 VISITS    $25 COPAY, UP TO 20 VISITS    $20 COPAY, UP TO 20 VISITS
                                PER YEAR, WHEN ORDERED BY     PER YEAR                      PER YEAR
                                PCP (PSYCHOANALYSIS EXCLUDED)
--------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS SERVICES

    CHIROPRACTIC                $10 COPAY, WHEN APPROVED      NOT COVERED                   COVERED IF REFERRED BY PCP.
                                BY PCP

    ACUPUNCTURE                 $10 COPAY, WHEN APPROVED      NOT COVERED                   NOT COVERED
                                BY PCP

    PHYSICAL THERAPY/PHYSICAL   $10 COPAY, UP TO 60 VISITS    $10 COPAY, UP TO 20 VISITS    NO CHARGE, UP TO 60 VISITS
    MEDICINE                    PER YEAR                      PER YEAR                      PER YEAR

    ALLERGY TEST                $10 COPAY                     $10 COPAY                     $10 COPAY

    ALLERGY TREATMENT           $10 COPAY                     $10 COPAY                     NO CHARGE
--------------------------------------------------------------------------------------------------------------------------
PRESCRIPTION DRUGS              $10 BRAND/$5 GENERIC COPAY;   $15 BRAND/$5 GENERIC COPAY;   $10 BRAND/$5 GENERIC COPAY
                                30-DAY SUPPLY                 30-DAY SUPPLY                 $5 MAIL-ORDER COPAY

                                $5 MAIL ORDER COPAY;          $10 MAIL ORDER COPAY;
                                90-DAY SUPPLY                 90-DAY SUPPLY
--------------------------------------------------------------------------------------------------------------------------
CUSTOMER SERVICE NUMBER         (800) 234-0111                (800) 634-6642                (800) 772-6897
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                        HMO BLUE (MA)           BLUE CARE NETWORK OF S.E.      UNICARE OF TEXAS HEALTH
                                                                        MICHIGAN                     PLAN, INC.
--------------------------------------------------------------------------------------------------------------------------
DEDUCTIBLE

    INDIVIDUAL                  THERE IS NO DEDUCTIBLE; SOME  THERE IS NO DEDUCTIBLE; SOME  THERE IS NO DEDUCTIBLE; SOME
                                SERVICES REQUIRE COPAY        SERVICES REQUIRE COPAY        SERVICES REQUIRE COPAY
    FAMILY
-------------------------------------------------------------------------------------------------------------------------
OUT-OF-POCKET MAXIMUM

    INDIVIDUAL                  NONE                          NONE                          $   500

    FAMILY                      NONE                          NONE                          $1,500
-------------------------------------------------------------------------------------------------------------------------
HOSPITAL SERVICES

    INPATIENT                   NO CHARGE                     NO CHARGE                     NO CHARGE

    OUTPATIENT                  NO CHARGE                     NO CHARGE                     NO CHARGE

    SKILLED NURSING FACILITY    NO CHARGE (UP TO 100 DAYS     NO CHARGE (UP TO 45 DAYS      NO CHARGE
                                PER YEAR)                     PER YEAR)
-------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES

    OFFICE VISITS               $10 COPAY                     $10 COPAY                     $10 COPAY
    (ROUTINE AND NON- ROUTINE
    EXAMS FOR ALL AGES,
    INCLUDING WELL-BABY CARE)

    WELL BABY CARE:
    -    OFFICE VISITS          $10 COPAY                     $10 COPAY                     $10 COPAY
    -    IMMUNIZATIONS          NO CHARGE                     $10 COPAY                     $10 COPAY

    ANNUAL ROUTINE EXAM:        $10 COPAY                     $10 COPAY                     $10 COPAY
    ($300 MAXIMUM)

    WELL WOMAN EXAMS:

    -    OFFICE VISIT           $10 COPAY                     NO CHARGE (OFFICE VISIT       $10 COPAY
                                                              COPAY MAY APPLY)

    -    MAMMOGRAM              $10 COPAY                     NO CHARGE (OFFICE VISIT       NO CHARGE (OFFICE VISIT
                                                              COPAY MAY APPLY)              COPAY MAY APPLY)

    -    PAP SMEAR              $10 COPAY                     NO CHARGE (OFFICE VISIT       NO CHARGE (OFFICE VISIT
                                                              COPAY MAY APPLY)              COPAY MAY APPLY)

    X-RAY AND LAB TESTS         NO CHARGE                     NO CHARGE (OFFICE VISIT       NO CHARGE
                                                              COPAY MAY APPLY)
-------------------------------------------------------------------------------------------------------------------------
EMERGENCY MEDICAL SERVICES

    PROFESSIONAL SERVICES       NO CHARGE                     NO CHARGE                     NO CHARGE
    (AT HOSPITAL)

    HOSPITAL EMERGENCY          $25 COPAY, WAIVED IF          $25 COPAY                     $25 COPAY, WAIVED IF
    ROOM                        ADMITTED                                                    ADMITTED

--------------------------------------------------------------------------------------------------------------------------
MATERNITY

    HOSPITAL                    NO CHARGE                     NO CHARGE                     NO CHARGE

    OFFICE VISITS               $10 COPAY                     $10 COPAY                     $10 COPAY

    INFERTILITY DIAGNOSTIC      $10 PER VISIT                 50% COPAY                     50% COPAY
    PROCEDURES
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                        HMO BLUE (MA)           BLUE CARE NETWORK OF           UNICARE OF TEXAS HEALTH
                                                                   S.E. MICHIGAN                     PLAN, INC.
--------------------------------------------------------------------------------------------------------------------------
MENTAL HEALTH CARE/
SUBSTANCE ABUSE

    INPATIENT                   NO CHARGE, UP TO 60 DAYS PER   NO CHARGE, UP TO 30          No charge, up to 45 days per
                                YEAR FOR                       DAYS PER                     year for serious illness and
                                MENTAL HEALTH CARE             YEAR FOR MENTAL HEALTH CARE  up to 30 days per year for
                                AND UP TO 30 DAYS              AND 50% COPAY FOR            non-serious illness
                                PER YEAR FOR SUBSTANCE ABUSE   DETOXIFICATION

    OUTPATIENT                  20 VISITS PER YEAR ($10       50% COPAY, UP TO 20 VISITS    $20 copay, up to 60 visits
                                COPAY FOR VISITS 1-10; $15    PER YEAR                      per year for serious illness
                                COPAY FOR VISITS 11-20)                                     and up to 30 visits per year
                                                                                            for non-serious illness

--------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS SERVICES

    CHIROPRACTIC                NOT COVERED                   COVERED WHEN REFERRED BY PCP  $10 COPAY, UP TO 20 VISITS
                                                                                            PER YEAR
    ACUPUNCTURE                 NOT COVERED                   NOT COVERED                   $10 COPAY

    PHYSICAL THERAPY/ PHYSICAL  $10 COPAY                     $5 COPAY, UP TO 60 DAYS       NO CHARGE
    MEDICINE

    ALLERGY TEST                $10 COPAY                     50% COPAY FOR TESTING         $10 COPAY

    ALLERGY TREATMENT           NO CHARGE                     $5 COPAY FOR INJECTIONS       $10 COPAY
                                                              (OFFICE VISIT COPAY MAY
                                                              APPLY)
--------------------------------------------------------------------------------------------------------------------------
PRESCRIPTION DRUGS              $5 BRAND/GENERIC (AT BLUE     $5 COPAY                      $10 BRAND/$5 GENERIC COPAY -
                                CROSS AND BLUE SHIELD HEALTH                                30-DAY SUPPLY
                                CENTER PHARMACIES) - 30-DAY                                 $5 MAIL ORDER COPAY - 90-DAY
                                SUPPLY                                                      SUPPLY

                                $10 BRAND/$5 GENERIC COPAY
                                (AT HMO BLUE-PARTICIPATING
                                PHARMACIES) - 30-DAY SUPPLY

                                $5 MAIL ORDER COPAY - 90-DAY
                                SUPPLY
--------------------------------------------------------------------------------------------------------------------------
CUSTOMER SERVICE NUMBER         (800) 588-5509                (800) 662-6667                (888) 670-2273
--------------------------------------------------------------------------------------------------------------------------

                                                                             19

-------------------------------------------------------------------------------

PRE-CERTIFICATION
If you're covered under WellPoint Preferred PPO or the WellPoint Group Medical Plan and need to receive care from a hospital (inpatient only), ambulatory surgical center (outpatient only), or a chemical dependency rehabilitation facility, you must obtain a pre-certification. This ensures you obtain the maximum benefits available under the Plan.

You must call for a pre-certification THREE DAYS BEFORE YOUR SCHEDULED ADMISSION OR CARE. For an emergency admission, you must call within 48 hours after the start of the confinement. To obtain a pre-certification, call the toll-free phone number listed on your ID card. If treatment will be provided by a network physician, your physician may make the call for you, but you are responsible if this call does not occur.

NOTES:

- IF A PRE-CERTIFICATION IS NOT OBTAINED, AN ADDITIONAL DEDUCTIBLE OF $250 WILL APPLY.

-    THE PLAN WILL NOT COVER SERVICES THAT ARE NOT DEEMED MEDICALLY
     NECESSARY.
-------------------------------------------------------------------------------

REASONABLE AND CUSTOMARY CHARGES

The term "Reasonable and Customary" applies to the WellPoint Preferred PPO and WellPoint Group Plans. If you are covered by an HMO, please contact the HMO directly for its definition of reasonable and customary.

At the time of service, the Claims Administrator determines whether or not the charges are reasonable and customary. Because of the changing nature of medicine, the definition of reasonable and customary charges may change over time.

Keep in mind, with WellPoint Preferred PPO, you have the choice of receiving care from network providers, who accept lower negotiated rates, or from non-network providers.

MEDICALLY NECESSARY

The WellPoint Preferred PPO and WellPoint Group Plans cover expenses that are deemed "medical necessary." Medically necessary services or supplies must meet certain requirements established by the Claims Administrator. The fact that a doctor may prescribe, order, recommend or approve a service or supply does not, of itself, make it "medically necessary" or make the charge a covered expense even if it has not been listed as an exclusion.

ADDITIONAL INFORMATION ABOUT HMO COVERAGE
(Does not include Unicare of Texas Health Plan, Inc.)

COVERAGE WHEN TRAVELING
As a member of a Blue Cross HMO, you and your enrolled dependents become members of HMO Blue USA, the largest HMO network in the country.

A special feature of HMO Blue USA is the Away From Home Care benefits. These benefits cover urgent care, those not so serious illnesses that still need medical attention, for you and your enrolled family members when traveling outside your HMO service area.

To access Away From Home Care, call the HMO Blue USA Customer Service representative at the toll-free HMO Blue USA number printed on your ID card.

COVERAGE FOR TEMPORARY RESIDENCY OUTSIDE CALIFORNIA
You can maintain your HMO benefits even when temporarily residing outside California with Guest Membership. It's available to long-term travelers for out-of-state work assignments, students and other enrolled family members who will be living away from home for three to six months.

To apply for Guest Membership, call Blue Cross HMO Customer Service to discuss your changing circumstances. If a participating HMO is available, you or your dependent will become a guest member of that HMO.

ADDITIONAL INFORMATION ABOUT ALL FLEXPOINT MEDICAL OPTIONS

COORDINATION OF BENEFITS
If you have more than one group medical plan, combined payments for both programs will be provided up to but not in excess of 100% of charges for actual covered services.

BINDING ARBITRATION
Any dispute between you and the Claims Administrator will be resolved by binding arbitration and not by lawsuit or resort to court process, except as applicable state laws provide for judicial review of arbitration proceedings.

MEDCALL

MedCall is a 24-hour, 7 days-a-week telephone line that provides you and your dependents with access to specially-trained nurse counselors. There is no cost to you for this service and it is available to all employees. The MedCall nurse counselors can offer the following:

- Assistance in determining if you need to see a doctor and what level of care would be the most appropriate (i.e. hospital vs. urgent care facility)

-    Information on various health conditions and diagnoses

-    Information on medical procedures

-    Information about various support groups

-    Information on medications, including possible side effects

-    Coaching on what questions to ask your provider

The toll-free telephone number for MedCall is (888) 629-4000.

QUESTIONS?

If you have specific benefit questions you may call the Customer Service number listed in the Medical Comparison Chart.

Your local Human Resource Representative can provide you with HMO or PPO directories.

                              YOUR DENTAL COVERAGE


FLEXPoint gives you a choice of dental options. In making your choice, consider how much you can afford to pay out of your own pocket toward dental expenses. Also, are there any procedures you know you or a family member will need in the upcoming year? Is orthodontic coverage necessary?

IF YOU LIVE IN CALIFORNIA...
You may choose either the Dental Net or Prudent Buyer Dental Plan. You may also have the option to waive dental coverage.

DENTAL NET PLAN

If you elect this option, you receive care at negotiated rates. There are no deductibles or annual maximums except if you visit a Dental Net pediatric dentist. Orthodontic coverage is available.

When you enroll in Dental Net, you and each covered dependent must select your own participating dental office. If you do not use a Dental Net provider, your dental services will not be covered. Dental Net provider directories are available from your local Human Resources Department. The first time you need care, let your dentist know that you're a member of Dental Net.

PRUDENT BUYER DENTAL PLAN

This option gives you the opportunity to use the dental provider of your choice at any time, either within a network of dental providers who agree to provide services at negotiated rates or from any licensed dental provider. Each time you need care, you decide whether to receive it from a network or non-network provider.

You and each covered dependent can select your own participating provider from the Prudent Buyer Dental provider directory. This selection can be made at the time services are needed. You may pay more when you choose to receive care from a non-participating provider.

If you use a network provider, the maximum covered expense is the negotiated rate. Participating dentists will not charge you more than the negotiated rate. For non-network providers, the maximum covered expense is the reasonable and customary (R&C) charge. You will be responsible for any billed charge that exceeds R&C.

IF YOU LIVE OUTSIDE OF CALIFORNIA...
You can choose the Basic or Major Dental Plan. These plans provide you with the freedom of choice to select virtually any licensed dentist, but if you choose a PPO participating dentist, you take advantage of negotiated discounts. If you use a dentist who does not participate in the National PPO plan network, you may pay more for dental care. For non-network providers, the maximum covered expense is the reasonable and customary (R&C) charge. You will be responsible for any billed charges that exceed R&C. If you use a network provider, the maximum covered expense is the negotiated rate. Network providers will not bill you more than the negotiated rate. You also have the option to waive dental coverage.

CLAIMS PROCEDURES

IF YOU USE A DENTAL NET, PRUDENT BUYER DENTAL OR PPO NETWORK PROVIDER, your provider will file claims for you and your covered dependents.

IF YOU USE A NON-NETWORK PROVIDER, you may be required to complete a claim form and mail it to P.O. Box 9066, Oxnard, California 93031-9066.

QUESTIONS?

If you have specific benefit questions you may call the Customer Service number listed in the Dental Comparison Chart.

Your local Human Resource Representative can provide you with Dental Net or PPO directories.

                                              DENTAL COMPARISON CHART

--------------------------------------------------------------------------------------------------------------------------
                                                 DENTAL PLAN BENEFITS
------------------------- ------------------------------------------------ -----------------------------------------------
                                        IN CALIFORNIA                                 OUTSIDE CALIFORNIA
                          DENTAL NET              PRUDENT BUYER 1          BASIC PLAN 1             MAJOR PLAN 1
------------------------- ----------------------- ------------------------ ----------------------- -----------------------

Annual Deductible         NONE                    $50/INDIVIDUAL           $50/INDIVIDUAL          $50/INDIVIDUAL
                                                  $150/FAMILY              $150/FAMILY             $150/FAMILY
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Annual Maximum            $500/CHILD FOR          $1,500/INDIVIDUAL        $1,000/INDIVIDUAL       $1,500/INDIVIDUAL
                          PEDIATRIC DENTIST ONLY
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Diagnostic/               100%                    100%                     100%                    100%
Preventive Care
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Oral Surgery              100%                    80% AFTER DEDUCTIBLE     80% AFTER DEDUCTIBLE    80% AFTER DEDUCTIBLE
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Restorative Care          100%                    80% AFTER DEDUCTIBLE     80% AFTER DEDUCTIBLE    80% AFTER DEDUCTIBLE
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Extractions               100%                    80% AFTER DEDUCTIBLE     80% AFTER DEDUCTIBLE    80% AFTER DEDUCTIBLE
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Surgical Extractions      $25-$50 COPAY           80% AFTER DEDUCTIBLE     80% AFTER DEDUCTIBLE    80% AFTER DEDUCTIBLE
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Endodontic Care           $60-$100 COPAY          80% AFTER DEDUCTIBLE     80% AFTER DEDUCTIBLE    80% AFTER DEDUCTIBLE
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Periodontics              $9-$120 COPAY           50% AFTER DEDUCTIBLE     NOT COVERED             50% AFTER DEDUCTIBLE
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Crowns                    $85-$120 COPAY          50% AFTER DEDUCTIBLE     NOT COVERED             50% AFTER DEDUCTIBLE
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Bridges                   $120 COPAY              50% AFTER DEDUCTIBLE     NOT COVERED             50% AFTER DEDUCTIBLE
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Partial Dentures          $160 COPAY              50% AFTER DEDUCTIBLE     NOT COVERED             50% AFTER DEDUCTIBLE
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Complete Dentures         $140 COPAY              50% AFTER DEDUCTIBLE     NOT COVERED             50% AFTER DEDUCTIBLE
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Orthodontia               $1,850 COPAY FOR        NOT COVERED              NOT COVERED             50% WITH A $1,000
                          ADULTS (AGE 18+) OR                                                      LIFETIME
                          $1,450 FOR CHILDREN;                                                     BENEFIT/INDIVIDUAL
                          TREATMENT LIMITED TO
                          24 MONTHS 2
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Customer Service          (800) 627-0004          (800) 627-0004           (800 627-0004           (800) 627-0004
------------------------- ----------------------- ------------------------ ----------------------- -----------------------


NOTE: COVERED EXPENSES ARE PAID BASED ON REASONABLE AND CUSTOMARY CHARGES. CHARGES IN EXCESS OF REASONABLE & CUSTOMARY ARE YOUR RESPONSIBILITY.

1 If your dental provider anticipates the expense for any course of treatment to exceed $350, you should submit a benefit estimation form before treatment begins. This excludes Dental Net.

2 You must obtain a written referral from Dental Net Customer Service before receiving treatment.

                              YOUR VISION COVERAGE


If you elect vision coverage through Vision Service Plan (VSP), you have a choice of network or non-network providers each time you need eye care or products. Vision coverage is optional. In making your election, think about how much you can afford to pay out of pocket for vision expenses in the coming year. Also consider whether you or a family member will need eyeglasses or contacts in the coming year.

Keep in mind that VSP is designed to cover medically necessary eye care. As a result, there is an extra charge for the following:

-    Blended lenses

-    Oversize lenses

-    Photochromatic or tinted lenses

-    Frames that exceed the Plan allowance

CLAIMS PROCEDURES

- If you use a VSP provider, he/she will file claims for you and your covered dependents.

- If you use non-VSP providers, you will need to file a claim with VSP to receive your benefits and you will be responsible for paying any charges above the limits shown in the chart below.

To obtain a list of VSP providers in your area, call 800-622-7444 or visit www.vsp.com.

                        YOUR VISION BENEFITS AT A GLANCE

------------------------------------- -------------------------------------- ----------------------------------------
                                                  VSP PROVIDERS                         NON-VSP PROVIDERS
------------------------------------- -------------------------------------- ----------------------------------------
YOUR ANNUAL COPAYMENT                                  $25                                     $25
------------------------------------- -------------------------------------- ----------------------------------------

WHAT THE PLAN PAYS

EYE EXAMINATIONS                                      100%                                     $40
(ONCE EVERY 12 MONTHS)

LENSES (ONCE EVERY 12 MONTHS)
    SINGLE                                            100%                                      $40
    BIFOCAL                                           100%                                      $60
    TRIFOCAL                                          100%                                      $80
    LENTICULAR                                        100%                                      $125

FRAMES (ONCE EVERY 24 MONTHS)                         100%                                      $45

CONTACTS (INCLUDING DISPOSABLES)
    IF MEDICALLY NECESSARY            UP TO $210, IN LIEU OF OTHER           UP TO $210, IN LIEU OF OTHER
                                          BENEFITS                               BENEFITS
    IF ELECTIVE                       UP TO $105, IN LIEU OF OTHER           UP TO $105, IN LIEU OF OTHER
                                          BENEFITS                               BENEFITS
------------------------------------- -------------------------------------- ----------------------------------------

QUESTIONS?

If you have any questions about VSP, please contact VSP directly.

                           YOUR LIFE INSURANCE COVERAGE


As an Officer of WellPoint, you receive life insurance under the Group Universal Life policy (see FLEXExec on page XX). You should consider your level of FLEXPoint life insurance coverage in light of the Group Universal Life coverage you receive as an Officer.

BENEFITS ARE BASED ON YOUR BENEFIT SALARY, WHICH IS YOUR ANNUAL BASE PAY AS OF SEPTEMBER 1, 1998 PLUS COMMISSIONS OR SALES INCENTIVES PAID FROM SEPTEMBER 1, 1997 THROUGH AUGUST 31, 1998. FOR EMPLOYEES HIRED ON OR AFTER SEPTEMBER 1, 1998, YOUR BENEFIT SALARY IS YOUR ANNUAL BASE PAY EXCLUDING ANY COMMISSIONS. YOUR BENEFIT SALARY DOES NOT CHANGE MID-YEAR WITH SALARY INCREASES. IT WILL BE RECALCULATED ON SEPTEMBER 1, 1999 WITH AN EFFECTIVE DATE OF JANUARY 1, 2000.

Life insurance benefits are rounded to the next higher multiple of $1,000 unless your salary is an even multiple of $1,000. For example, if your benefit salary was $29,300 and you elected one times your benefit salary, your coverage would be rounded up to $30,000. The MAXIMUM amount of your coverage cannot exceed $1,000,000.

Your benefit is reduced when you reach age 70 and again at age 75. If you become totally disabled prior to age 60, no premium payments will be required during this period of disability.

You can choose between the following life insurance options:

-    $50,000

- 1 times your benefit salary (WELLPOINT PROVIDES THIS LEVEL OF COVERAGE AT NO COST TO YOU.)

-    2 times your benefit salary

-    3 times your benefit salary

-    4 times your benefit salary

-    Waive coverage

Life insurance coverage is offered when you first become eligible without an Evidence of Insurability form. Changes made after you become eligible may require an Evidence of Insurability form and are subject to approval by the Claims Administrator.

Life insurance greater than one times your benefit salary can only be purchased on an after-tax basis.

Life insurance coverage is a fully insured plan administered by Blue Cross Life & Health Insurance Company.

If, during open enrollment, you select a life insurance option that is two levels greater than your existing coverage, you will need to provide an Evidence of Insurability form. When approved, your increase in coverage and deductions will take effect on January 1, 1999 or the first of the month after insurance company approval is received, whichever is later.

If your request is denied, your 1998 level of coverage will remain in effect for 1999 with the corresponding 1999 cost.

IMPUTED INCOME

The IRS Code states that employee life insurance benefits in excess of $50,000 and dependent life insurance may result in taxable income to the employee. This is known as "imputed income." Imputed income must be reported on your W-2 and is included as earnings in your paycheck. Imputed income is subject to federal, state and FICA taxes.

QUESTIONS?

If you have any questions about your life insurance, contact your local Human Resources Representative.

                              YOUR ACCIDENTAL DEATH
                        AND DISMEMBERMENT (AD&D) COVERAGE


Accidental death and dismemberment (AD&D) coverage protects you if you die or are dismembered as the result of an accident. The plan does not pay benefits if you die from natural causes. This benefit is designed to supplement your life insurance coverage and is a separate election. AD&D coverage is not available for dependents. AD&D coverage is a fully insured plan administered by Continental Casualty Company (CNA).

You can choose from the following options:

-    $50,000

- 1 times your benefit salary (WELLPOINT PROVIDES THIS LEVEL OF COVERAGE AT NO COST TO YOU.)

-    2 times your benefit salary

-    3 times your benefit salary

-    4 times your benefit salary

-    Waive coverage

The maximum amount of coverage cannot exceed $1,000,000. You do not need to submit an Evidence of Insurability form.

The AD&D plan pays the full benefit amount to your beneficiary if you die in an accident. Your beneficiary will be the same as listed on your life insurance beneficiary form. The plan pays the full amount or a percentage of the full amount if you suffer a dismemberment as the result of an accident. The percentages vary by the seriousness of the injury -- refer to the Certificate of Insurance.

QUESTIONS?

If you have any questions about your Accidental Death & Dismemberment coverage or need a Certificate of Insurance, contact your local Human Resources Representative.

                     YOUR DEPENDENT LIFE INSURANCE COVERAGE

Dependent life insurance enables you to insure the lives of your spouse and eligible dependent child(ren).

If, during open enrollment, you add or increase your dependents' coverage, your dependents must complete an Evidence of Insurability form. When approved, the increase in coverage and deductions will take effect on January 1 or the first of the month after insurance company approval is received, whichever is later. If your request is denied, the current level of coverage will remain in effect for 1999 with the corresponding 1999 costs.

SPOUSE LIFE INSURANCE

Spouse life insurance is based on your benefit salary, and the cost is based on your age as of January 1, 1999. Benefits are paid directly to you. This coverage cannot exceed the lesser of 50% of your life insurance amount or $125,000. Coverage will be reduced when your life insurance is reduced ae at age 70 and again at 75.

Spouse life insurance benefits are rounded down to a multiple of $1,000 (unless you elect one times your salary and your salary is an even multiple of $1,000). For example, if your benefit salary was $29,300 and you elected spouse life of one times your benefit salary, your spouse's coverage would be rounded down to $29,000.

You may choose from the following options for spouse life insurance:

-         $5,000
-         50% of your benefit salary
-         1 times your benefit salary
-         Waive coverage

CHILD LIFE INSURANCE

You have the following options for child life insurance, or you can waive coverage:

-------------------------------------------------------------------------------------------------------------------------
FOR EACH DEPENDENT CHILD                                             OPTION 1            OPTION 2           OPTION 3
                                                                     (1 UNIT)           (2 UNITS)          (5 UNITS)
-------------------------------------------------------------------------------------------------------------------------
BIRTH TO AGE 14 DAYS                                                   $  500             $ 1,000            $ 2,500
14 DAYS TO SIX MONTHS OF AGE                                           $2,500             $ 5,000            $12,500
6 MONTHS THROUGH AGE 18 YEARS OF AGE (24 IF FULL-TIME STUDENT)         $5,000             $10,000            $25,000
-------------------------------------------------------------------------------------------------------------------------

As with spouse life insurance, benefits are paid to you, and this coverage cannot exceed 50% of your life insurance amount. All of your eligible children are covered if you choose this benefit.

QUESTIONS?

If you have any questions about Dependent Life Insurance coverage, contact your local Human Resources Representative.

                         YOUR FLEXIBLE SPENDING ACCOUNTS

Flexible Spending Accounts provide an opportunity for you to save money on your out-of-pocket health care or dependent day care expenses throughout the year. You are not taxed on the money you contribute, nor on the reimbursements you receive.

-------------------------------------------------------------------------------

For most employees who elect flexible spending accounts, the tax savings are as much as 35 cents on the dollar--28 cents in federal income tax, 7.65 cents in Social Security and Medicare taxes, plus any applicable state or local income tax.

-------------------------------------------------------------------------------

HOW FLEXIBLE SPENDING ACCOUNTS WORK

You elect to have a certain amount of money deducted from your biweekly paycheck on a pretax basis. When you have an eligible expense, you file a claim and are reimbursed without paying taxes on this amount.

The full annual amount you elect to defer under the Health Care Spending Account is available on the effective date of your coverage. So, if you elect $1,000 for the year and have an eligible expense of $900 in January, you will be reimbursed the full $900 even though you have only accumulated $38.46 thus far. Contributions, however, will continue to be deducted for the remainder of the year. Under the Dependent Day Care Spending Account, however, you can only be reimbursed for the amount actually in your account at the time you submit the claim.

YOUR HEALTH CARE SPENDING ACCOUNT

If you choose to participate, you decide how much to deposit in the Health Care Spending Account to pay for expenses for you and your dependents not covered by your medical, dental, and vision plans. IRS publication 502 can be used as a guide for eligible health care expenses.

Health plan deductibles and copayments, mileage and parking expenses while you're receiving health care, and contact lens solution are normally not reimbursed by your insurance plan. But they are eligible for reimbursement under a Health Care Spending Account.

Some additional examples of eligible expenses are:

- Uninsured medical, dental, vision, and prescription drug expenses and copays
-    Chiropractor expenses
-    Hearing aids and batteries
-    Mental health expenses
-    Prescription glasses and sunglasses
-    Orthodontia expenses

If you terminate employment, you have until March 31, 2000 in which to file Health Care Spending Account claims. The claims must be for expenses incurred on or before your termination with WellPoint.


HOW MUCH CAN I ELECT?

-------------------------------------------------------------------------------------------------------------
                                                      MINIMUM                           MAXIMUM
                                         PAY PERIOD       ANNUALLY          PAY PERIOD       ANNUALLY
HEALTH CARE ACCOUNT                          $10             $260              $115.39          $3,000
-------------------------------------------------------------------------------------------------------------
DEPENDENT DAY CARE ACCOUNT1                  $10             $260              $192.31          $5,000
-------------------------------------------------------------------------------------------------------------

1 Married employees filing a SEPARATE tax return can only elect $2,500 per year. Married employees filing a JOINT return have a combined maximum of $5,000 per year from all available plans.

FOR PURPOSES OF THIS SECTION, "DEDUCTIONS" ARE SALARY REDUCTIONS USED TO PAY AN EQUIVALENT AMOUNT OF YOUR ELIGIBLE HEALTH CARE AND/OR DEPENDENT CARE EXPENSES. ADDITIONALLY, ALTHOUGH THIS SECTION REFERS TO "YOUR ACCOUNTS," ALL THE DEDUCTIONS ARE HELD AS PART OF THE GENERAL ASSETS OF THE COMPANY.

You can participate in the Health Care Spending Account even if you waive medical coverage. Once you enroll in a spending account, you cannot change your election or contributions for the remainder of that calendar year. The only exception is if you have a qualified change in family status (such as the birth of a child). Refer to the Qualified Family Status Change section of this 1999 FLEXPoint Enrollment Guide for more details.

As you consider participating in the Health Care Spending Account, think about the following:

- Do you anticipate any expenses not covered by your (or your spouse's) medical, dental, or vision care plans?

- Do you anticipate any large out-of-pocket expenses such as orthodontics, crowns, hearing aids, or the birth of a baby? Do you need eyeglasses, contact lenses, and/or prescription sunglasses?

YOUR DEPENDENT DAY CARE SPENDING ACCOUNT

You can participate in this account if you need dependent day care services to enable you to work or, if you are married, for both you and your spouse to work. A dependent must be under age 13 or a spouse, child or parent that is physically or mentally incapable of caring for himself or herself and spends at least eight hours per day in your home.

If your spouse does not work, your dependent day care expenses may be reimbursable if your spouse is a full-time student or physically or mentally unable to provide care for himself or herself.

In general, any expense that qualifies for the Federal Dependent Care Tax Credit may be reimbursed. For more information, see IRS publication 503. When filing your dependent day care claims, you will need to submit the Tax Payer Identification Number or Social Security Number of the person or entity who provides care.

This account is for reimbursement of child/elder care expenses. IT DOES NOT PROVIDE REIMBURSEMENT FOR MEDICAL EXPENSES OF A SPOUSE OR DEPENDENT (SEE "YOUR HEALTH CARE SPENDING ACCOUNT" ABOVE).

NOTE: According to IRS regulations, highly compensated employees may be subject to federal guideline limitations. You will be notified if you are affected by this restriction.

As you consider participating in the Dependent Day Care Spending Account, think about the following:

-    Will you incur expenses from a licensed day care center or nursery school?

- Will your child(ren) be going to an eligible daytime summer camp or before-school or after-school activities?

- Would you save more money from the Federal Dependent Care Tax Credit? You cannot participate in a Dependent Day Care Spending Account and file for a Federal Dependent Care Tax Credit.

-    Do you have an aging dependent parent who may require care?


-------------------------------------------------------------------------------

"USE IT OR LOSE IT" RULE

Under this rule, you must use the money in your health care and/or dependent day care account for eligible expenses you incur during the year in which the contributions are made.

YOU HAVE UNTIL MARCH 31 OF THE FOLLOWING YEAR TO REQUEST YOUR REIMBURSEMENT. If you terminate during the year, you can request money in your Dependent Day Care Account after you terminate if you incur an eligible expense any time DURING THE CALENDAR YEAR, UP TO THE AMOUNT YOU HAVE WITHHELD FROM YOUR PAYCHECK. Under the Health Care Account, if you terminate, you can only request money for expenses incurred through your TERMINATION DATE. See the COBRA section for continuing contributions.

If you have any money left in your Flexible Spending Accounts at the end of the year, the IRS requires it to be forfeited. Any forfeited amounts are applied to the administration of the Flexible Spending Accounts.

-------------------------------------------------------------------------------

HOW TO FILE A CLAIM

HEALTH CARE SPENDING ACCOUNT
If you are covered under the WellPoint Preferred PPO or WellPoint Group medical plan, or Prudent Buyer, Major or Basic dental plans, expenses which are only partially covered by your plan(s) are AUTOMATICALLY processed under your Health Care Flexible Spending Account.

You must submit an FSA claim form for unreimbursed expenses if you do not elect medical and/or dental coverage from WellPoint and for unreimbursed expenses from an HMO or VSP.

DEPENDENT DAY CARE ACCOUNT
To obtain reimbursement for qualifying dependent day care expenses, you need to complete and file an FSA claim form.

CLAIM FORM
After you enroll, claim forms will be mailed to you. However, if you wish, you may obtain a claim form by calling (888) 209-7976 or, if you have access to TAO, you may print a copy from the TAO FSA bulletin board.

Mail claims to:   UniAccount
                  P.O. Box 4381
                  Woodland Hills, CA 91365-4381

Reimbursements are mailed to your home within 7 - 10 business days after your claim (and all the necessary paperwork) is received.

QUESTIONS

If you have questions about enrolling in a Flexible Spending Account, contact your local Human Resources Representative. If you have questions about filing a claim or reimbursements, please contact UniAccount directly at (888) 209-7976.

                         MAKING CHANGES DURING THE YEAR

Generally, you will not be able to change your FLEXPoint elections until the next Open Enrollment period. However, IRS rules and the plans allow you to change your elections during the year if you have a qualified family status change.

QUALIFIED FAMILY STATUS CHANGES

Examples of qualified family status changes for which you can change your benefits during the year include:

-    Marriage, divorce, or legal separation

-    Birth or adoption of a child, or a change in a child custody arrangement

-    Death of your spouse or dependent

-    A change in your spouse's employment status

- A change in your spouse's employer's health care coverage, not including open enrollment

- A change in a dependent's eligibility status because of marriage, age, or loss of dependent status for federal tax purposes

-    Unpaid leave of absence.

The coverage change must be consistent with the qualifying event. For example, if you have a child, you can cover the child under your medical plan, but you cannot change your deductible or move from a PPO to an HMO.

If a qualifying change occurs, you must contact Human Resources and complete a Benefits Change Form within 31 days of the qualifying event. If you are making any changes to your life insurance, spouse or dependent life, or disability benefits, an Evidence of Insurability form may be required. A change in coverage is not guaranteed.

If a child over age 19 is no longer a full-time student and is dropped from the plan and later (prior to the 25th birthday) become a full-time student, on the date he/she returns to full-time status, you must complete a Benefit Change Form within 31 days of the qualifying event. If you wait longer than 31 days, you lose the availability of making changes and have to wait until the next open enrollment period.

If you move outside of an HMO area, you must change your medical option. No other benefit changes will be allowed.

                    CONTINUING HEALTH CARE COVERAGE ("COBRA")

This is a summary of your rights and obligations under the COBRA continuation coverage provisions. BOTH YOU AND YOUR SPOUSE, IF ANY, SHOULD TAKE THE TIME TO READ THIS NOTICE CAREFULLY.

COBRA requires that most employees of WellPoint and its related companies and their families receive the opportunity for a temporary extension of health care coverage, called "continuation coverage," at group rates in certain instances where coverage under the WellPoint Companies' Group Health Plans ("Health Plans") would end. For this purpose, the term "Health Plans" includes the WellPoint Companies' medical, dental, vision, employee assistance, and health care flexible spending account plans, and the term "qualified beneficiary" is used below to refer to individuals who are eligible to receive COBRA continuation coverage.

QUALIFYING EVENTS FOR EMPLOYEE

If you are an employee of the WellPoint Companies covered by a Health Plan, you have the right to choose COBRA continuation coverage if you lose your Health Plan coverage because of the following:

-    A reduction in your hours or employment, or

- The termination of your employment (for reasons other than gross misconduct on your part).

QUALIFYING EVENTS FOR SPOUSE

If you are the spouse of an employee covered by a Health Plan, you have the right to choose continuation coverage for yourself if you lose coverage for ANY of the following four reasons:

-    The death of your spouse

- A termination of your spouse's employment (for reasons other than gross misconduct) or reduction in your spouse's hours of employment

-    Divorce or legal separation from your spouse

-    Your spouse becomes entitled to Medicare.

DEADLINE FOR ELECTION

When the Plan Administrator is notified that one of these qualifying events has happened, the Administrator will, in turn, notify you that you have the right to choose continuation coverage. Under COBRA, you have 60 days from the date you receive the notice or 60 days from the date that you would lose coverage because of one of the qualifying events described above (if later) to inform the Plan Administrator that you want continuation coverage. If you do not choose continuation coverage, your group Health Plan coverage will end.

TYPE OF COVERAGE

If you choose continuation coverage, the WellPoint Companies are required to give you coverage which, as of the time coverage is being provided, is identical to the coverage provided under the Health Plan to similarly situated employees or family members.

LENGTH OF COVERAGE

COBRA requires that you be afforded the opportunity to maintain continuation coverage for 36 months unless you lost Health Plan coverage because of a termination of employment or reduction in hours. In that case, the required continuation coverage period is 18 months.

The 18-month period may be extended to 29 months if a qualified beneficiary is determined by the Social Security Administration to be disabled (for Social Security disability purposes) at any time during the first 60 days of COBRA coverage. This 11-month extension is available to all individuals who are qualified beneficiaries due to a termination or reduction in hours of employment. To benefit from this extension, a qualified beneficiary must notify the Plan Administrator of that determination within 60 days and before the end of the original 18-month period. The affected individual must also notify the Plan Administrator within 30 days of any final determination that the individual is no longer disabled.

The 18- or 29-month period may be extended if other qualifying events (for example, divorce, death or entitlement to Medicare) occur during the period. In no event will coverage last beyond 36 months from the date of the qualifying event that originally made you eligible to elect COBRA continuation coverage.

A child who is born to or placed for adoption with the covered employee during a period of COBRA coverage will be eligible to become a qualified beneficiary if the Plan Administrator is notified within 31 days of the birth or placement for adoption.

EARLY TERMINATION OF COVERAGE

COBRA provides that your continuation coverage may be cut short for ANY of the following five reasons:

- The WellPoint Companies no longer provide group health coverage to any of their employees;

-    The premium for continuation coverage is not paid on time;

- The qualified beneficiary becomes covered under another group health plan that does not contain any exclusion or limitation for any pre-existing condition that affects the qualified beneficiary;

-    The qualified beneficiary becomes entitled to Medicare;

- The qualified beneficiary has already received 18 months of coverage due to disability, and there has been a final determination that the qualified beneficiary is no longer disabled.

The Plan Administrator reserves the right to terminate your COBRA coverage retroactively if you are determined to be ineligible for COBRA.

COST OF COVERAGE

You do not have to show that you are insurable to choose continuation coverage. However, the law provides for payment by the qualified beneficiary of 100% of the premium for continuation coverage plus an administrative fee. The cost of continuation will be 102% of the premiums.

However, if you are eligible to extend continuation of coverage for an additional 11 months due to disability, the cost of continuation for any additional months will be 150% of the premiums. There is a grace period of 30 days for the regularly scheduled premium. At the end of the 18-month, 29-month, or 36-month continuation coverage period, you will be allowed to enroll in an individual conversion health plan (if any) provided under the Health Plan.

ADDITIONAL INFORMATION

If you have any questions about COBRA, please contact your local Human Resources Representative.

THE HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT OF 1996 (HIPAA)

SPECIAL ENROLLMENT RIGHTS

If you are declining enrollment for yourself or your dependents (including your spouse) because of other health insurance coverage, you may in the future be able to enroll yourself or your dependents in a medical plan offered by WellPoint, provided that you request enrollment within 30 days after your other coverage ends.

In addition, if you have a new dependent as a result of marriage, birth, adoption or placement for adoption, you may be able to enroll yourself and your dependents, provided that you request enrollment within 31 days after the marriage, birth, adoption or placement for adoption.

ACTIVELY-AT-WORK

If you elect a medical plan offered by WellPoint, coverage will become effective under the Plan even if you are hospitalized or on medical leave on the effective date.

PRE-EXISTING CONDITIONS

Pre-existing conditions exclusions have been eliminated from the WellPoint Preferred and Group Medical Plans (for pre-existing conditions on LTD/STD, please see page XX). Special enrollment provisions for employees declining medical coverage have been adopted.

NEWBORN'S AND MOTHER'S PROTECTION ACT

The minimum stay for mothers and newborn children is 48 hours following a normal delivery and 96 hours following a cesarean section. Providers are not required to obtain authorization from the Plans or the insurance issuer for prescribing a length of stay not in excess of the above periods.

                                 OTHER BENEFITS

PENSION PLAN

Upon employment and after reaching age 21, you automatically participate in the Pension Accumulation Plan. The Plan is fully paid by the Company and benefits are based on earnings and length of service. For new employees, the Company contribution is generally 3% of earnings. Employees who complete five years of credited service are fully vested. There is no partial vesting for less than 5 years of service. Statements will be mailed to your home address on an annual basis.

WELLPOINT 401(K) RETIREMENT SAVINGS PROGRAM

WellPoint's 401(k) Retirement Savings Program is a retirement plan that is designed to help you save for long-term financial goals, especially retirement. You contribute to the Plan through automatic payroll deductions and benefit from special tax advantages.

CONTRIBUTIONS
When eligible, you may start contributions on the first of the month following one month of complete service. An enrollment package will be mailed to your home from Vanguard, our plan trustee. Please refer to the enrollment material, Summary Plan Description/Prospectus and plan document for a description of this Plan.

Contributions are made on a pretax basis and are based on your eligible compensation. You can contribute between 2% and 15% of your eligible compensation. Following is a list of limitations on your contributions:

- Employees who earn more than $80,000 are considered by the IRS to be highly compensated. This plan limits highly compensated employees to 8% of eligible compensation and may be adjusted as necessary.

- The IRS limits pretax contributions to an annual limit of $10,000 in 1998. This limit will be adjusted periodically by the IRS.

- You may continue your contributions until your eligible earnings reach $160,000, or as adjusted by the IRS.

COMPANY MATCH
Generally, after one year of employment, the Company matches a portion of your eligible contributions. Beginning with the pay period in which you reach one year of employment, the Company will match 75% on the first 6% of your salary you save through the Plan. One-third of the Company match will be invested in the WellPoint Common Stock Fund. You determine the investment direction for the rest of the Company match. In order to maximize the Company match, you must contribute 6% of the Plan.

Example: Eligible Compensation:     $400
         Contribution of 6%:        $ 24
         Company Match of 4 1/2%    $ 18 ($6 invested in WellPoint Common Stock.
                                          $12 you choose how to invest)

VESTING
You are 100% vested in pretax contributions as well as the Company matching contributions. So, when you retire or terminate employment, you will receive all the assets in your Plan account.

INVESTMENT CHOICES
When you enroll in the Plan, you choose how to invest your contributions. Currently, there are ten investment choices available. You may change your fund selection or transfer contributions between funds daily by calling Vanguard's VOICE Network at 1-800-523-1188, 24 hours a day or by visiting Vanguard's web site at www.Vanguard.com. If you prefer, a Vanguard Associate can assist you with investment changes during normal business hours (M-F from 8:30 a.m. to 9 p.m. Eastern Time). To access your account, you must have your Social Security number and your assigned Personal Identification Number (PIN).

ACCESS TO YOUR SAVINGS
The Plan is designed to encourage long-term savings, but you may access money from the Plan under certain circumstances. The Plan offers loans and hardship withdrawals. Please see your enrollment materials or the Summary Plan Description/Prospectus for details.

EMPLOYEE STOCK PURCHASE PLAN

You may enroll in the Employee Stock Purchase Plan if you are employed on the 1st day of the offering period. Enrollment is twice a year in December, reflecting the January to June offering period and in June reflecting the July to December offering period. At the end of each offering period, your contributions are used to purchase stock at a rate discounted from the market price at the time of purchase.

Shares are purchased at 85% of the lower of the Company stock price on the first of the offering period and on the last day of the offering period.

You may choose to keep or sell your shares and are responsible for brokerage fees, capital gains and any other costs associated with the sale.

You should refer to the Summary Plan Description/Prospectus for a complete description of the Plan before making a decision to participate.

WORK ON WELLNESS (WOW)

The Company encourages employees to practice a healthy lifestyle which can reduce the likelihood of illness and injury while contributing to productivity. To support this philosophy, the Company offers the Work On Wellness (WOW) Program to all active, regular full-time employees following six months of active employment. WOW provides reimbursement for individual membership dues in a Company-approved health club, smoking cessation program or weight management program, up to a maximum of $35 per month. Reimbursement is taxable income and is treated as "other" income and reported on your W-2 form. Reimbursement is made quarterly through your paycheck.

You must submit a "Work On Wellness Reimbursement Form" to Human Resources within 30 days of the close of the calendar quarter for which you are requesting reimbursement. Your local Human Resource Representative can provide you with a WOW form.

EMPLOYEE ASSISTANCE PROGRAM

WellPoint also offers an Employee Assistance Program (EAP) to help you with personal problems that affect your work performance. The EAP addresses emotional difficulties, relationship issues, substance abuse, and financial and legal concerns. The service is provided to you, your dependent family members, and your significant others by WellPoint Behavioral Health (WBH) at no cost.

You will receive up to six sessions of guidance and counseling from qualified, licensed (or certified) providers who are experienced in psychology, social work, or counseling. EAP professionals are available 24 hours a day for emergency or urgent situations. What you discuss with your EAP consultant will be strictly confidential in accordance with professional ethics and federal, state, and local laws.

For assistance, call the EAP at 1-888-777-6665.

TUITION ASSISTANCE

All active, full-time regular employees who complete six months of service are eligible to request tuition assistance. This program is administered through the Benefits department of Human Resources. To participate in the program, applications for tuition reimbursement must be approved by the Benefits department prior to enrolling in the course. The benefit is 75% of tuition and related expenses up to a $2,000 maximum per calendar year.

Academic courses must be either related to a currently held job or to a position at the Company for which you are preparing to qualify. Courses must be taken at an accredited institution. Upon successful completion of the course (a "C" grade for undergraduate courses and a "B" grade or better for graduate courses - or "pass" where the course is "pass/fail"), you will be reimbursed for registration, tuition, laboratory fees and books.

                                    FLEXEXEC

WellPoint provides a number of benefit programs for its Officers. The following information briefly outlines your WellPoint benefits. The legal plan documents prevail in any conflict of interpretation, and the Company reserves the right to modify or terminate the programs at any time without notice.

In addition to the FLEXPoint benefits, the Company provides the following benefits to Officers:

-    Group Universal Life Insurance

-    Short-Term Disability

-    Long-Term Disability

-    Comprehensive Nonqualified Retirement Plan

-    Financial Planning Seminars

You are automatically enrolled in these benefits with the exception of the Comprehensive Nonqualified Retirement Plan. To enroll in that Plan, you need to complete the enclosed enrollment form and return it to Charles Thorburn of the WellPoint Benefits Department at 4553 La Tienda Drive, Thousand Oaks, CA 91362, Mail Stop T1-1C7.

GROUP UNIVERSAL LIFE INSURANCE

In addition to your life insurance options under FLEXPoint, the company provides you with a supplemental life insurance benefit based upon your total compensation (September 1, 1998 base annual salary plus target management bonus).

-    Vice Presidents and General Managers    2 times total compensation

-    Senior Vice Presidents and above        3 times total compensation

HOW DO I ENROLL IN THIS COVERAGE?
All current officers who have completed an application for this coverage in the past are automatically covered. New officers will receive an application in the mail from D/A Financial Group. Coverage cannot take effect until you return this application.

HOW DOES UNIVERSAL LIFE INSURANCE WORK?
In addition to receiving a fixed life insurance benefit, you also have the opportunity to make additional premium payments to increase the amount of your insurance and/or make investments with the earnings accumulating on a tax-free basis.

WHAT IS THE COST OF THIS BENEFIT?
The Company pays the entire cost of this life insurance benefit. Your only cost will be the income tax on the premium paid for the coverage.

WHAT HAPPENS AT TERMINATION?
You will receive an individual policy, which can be continued by paying the premium contributions or surrendered for the cash value, if any.

WHO DO I CONTACT FOR ADDITIONAL INFORMATION?
This benefit is administered by D/A Financial Group. Contact Rick Davenport at
(510) 254-9652 with any questions about your Group Universal Life Insurance policy.

YOUR DISABILITY COVERAGE

Short-term disability (STD) and long-term disability (LTD) work together to provide you with income if you become disabled by illness or injury and are unable to work.

SHORT-TERM DISABILITY
In the event you are disabled and unable to perform all the essential duties of your job, the Company will continue your base annual salary for up to 26 weeks.

LONG-TERM DISABILITY
LTD is a fully insured plan administered by Continental Casualty Company (CNA).

If you are disabled longer than 26 weeks, you will be eligible for a Long-Term Disability benefit based upon your total compensation (September 1, 1998 base annual salary plus 1998 target management bonus). If you become disabled before completing 14 months of employment with WellPoint, you may not be eligible for this program.

Your disability benefits will be subject to pre-existing condition limitations. No benefits will be payable during the first 12 months of coverage if you become disabled as a result of a condition for which you received treatment or for which treatment was recommended during the three months immediately preceding the date your benefit option became effective.

AMOUNT OF BENEFIT
-    Vice Presidents and General Managers     60% of Compensation

-    Senior and Executive Vice Presidents     70% of Compensation

WHAT IS THE COST OF THIS BENEFIT?
The Company pays the entire cost of this coverage. As such, if you receive any LTD benefits, they are fully taxable.

WHAT HAPPENS AT TERMINATION/RETIREMENT? Coverage ceases and cannot be continued or converted.

FINANCIAL PLANNING SEMINARS

The Company provides periodic seminars to discuss such topics as financial planning, retirement planning, stock ownership guidelines, income tax, etc.

COMPREHENSIVE EXECUTIVE NONQUALIFIED RETIREMENT PLAN

This Plan provides Officers with an opportunity to defer a portion of their compensation for retirement or other future needs. The Plan also provides an opportunity to recover Company contributions lost due to the IRS limits.

ELIGIBILITY

An Officer of the Company whose base annual salary and management target bonus exceeds $125,000 per year is eligible to participate in the Plan. Generally, deferral elections must be made before the calendar year in which the compensation is earned and cannot be changed until the next calendar year. Employees promoted to an Officer position or newly hired Officers may elect within 30 days to participate in the Plan for the remaining portion of the calendar year.

DEFERRAL ELECTIONS

There are five basic components to the Plan.

1.   SUPPLEMENTAL 401(K) DEFERRAL

     This component replaces deferrals lost due to IRS limits on contributions to the 401(k) plan. It also allows newly hired officers to receive a matching contribution during their first year of service. This component allows you to receive a Company match on all eligible compensation in a plan year when you are not receiving a match under the qualified 401(k) plan. For 1999, the IRS limits eligible 401(k) compensation to $160,000 with a maximum deferral of $10,000.

     This component works in two ways:

     - You may defer up to 6% of your compensation earned after reaching $160,000 or after deferring $10,000 into the 401(k) plan, whichever occurs first.

     - Newly hired Officers may defer compensation earned before becoming eligible for the 401(k) match. PLEASE NOTE: NEWLY HIRED OFFICERS
          WHO ELECT TO DEFER UNDER THIS COMPONENT NEED TO ENROLL IN THE
          401(K) PLAN WITH VANGUARD WHEN THEY REACH ONE YEAR OF SERVICE IN ORDER TO CONTINUE THEIR CONTRIBUTIONS AND RECEIVE THE COMPANY MATCH.

2.   SALARY DEFERRAL

     This component allows you to defer base salary in excess of $125,000.

     For example:

             ----------------------------------- ------------------------- --------------------------
                                                          Before                     After
                                                      March Increase            March Increase
             ----------------------------------- ------------------------- --------------------------
             Base salary                                 $140,000                   $147,000
                                                      --  125,000                 -- 125,000
                                                      -----------                 ----------
             Amount available to defer                    $15,000                    $22,000

     Using the above example, before the March increase, you may elect to defer between 1% - 100% of $15,000. The deferral will take place on a per-pay-period basis. If you elected to defer 100% of the $15,000, you would defer $576.92 per pay period. Additionally, if you were to receive a 5% salary increase in March, bringing your base salary to $147,000, your deferral would increase to $846.15 per pay period ($22,000 / 26 = $846.15).

3.   BONUS DEFERRAL
     This component allows you to defer all or a portion (1%-100%) of your management bonus. This election is for the management bonus that will be earned in the next calendar year, but not paid until the following year.

4.   CAR ALLOWANCE
     This component allows you to defer your car allowance.

     -    Vice Presidents and General Managers                 $4,800

     -    Senior Vice Presidents                               $7,200

     -    Executive Vice Presidents and above                  $9,600

     You may elect to defer all of this amount. If you do not defer your car allowance, you will receive it as taxable income each pay period over the calendar year.

     You may also elect to be paid for mileage in lieu of the set dollar car allowance.

5.   SUPPLEMENTAL PENSION DEFERRAL
     This component replaces deferrals lost due to IRS limits on contributions to the Pension Accumulation Plan. The Company will automatically contribute 3%, 4% or 5% (based on service) of your earnings in excess of $160,000 per year. THERE IS NO ELECTION NECESSARY. This component has a vesting feature identical to the Pension Accumulation Plan (5-year cliff vesting).

     INVESTMENT FUNDS
     The same 10 Vanguard funds offered in the Salary Deferral Savings Program 401(k) are available for your nonqualified deferrals in this Plan. New participants must make investment elections on the enclosed enrollment form. Current participants can change their investment allocation for new contributions or for existing balances by calling Vanguard at 1-800-523-1188.

     DISTRIBUTION OF BENEFITS
     Officers currently enrolled in this Plan have made payment elections for their Nonqualified Retirement Plan accounts which are on file with the Company. If you are enrolling for the first time, you must elect the timing of when to receive the deferral account balance and what form of payment you want to receive. Please complete and submit the Distribution and Beneficiary Election Form.

The timing options are:

-    Termination/retirement date

-    Date of death

- A specific date (must be at least 24 months from date of election and not later than your 65th birthday)

- The earliest of your termination/retirement date, date of death or specific date

- Other - this option is used when you elect to receive the distribution at different intervals (e.g. $25,000 on 7/1/2001, with the balance at retirement or one year after termination/retirement).

The payment options are:

-    Lump sum

-    Annual installments not to exceed 15

- Other - this option is used if you want a combination of the above (e.g. $25,000 in a lump sum with the balance in 10 annual installments).

CHANGING YOUR DISTRIBUTION ELECTION
You may change an existing distribution election by submitting a written request at least 12 months BEFORE you are originally scheduled to receive the distribution. The new election date must be at least 12 months after the date we receive your new election form. Please contact Charles Thorburn in the WellPoint Benefits Department for a new form.

ACCELERATED DISTRIBUTIONS
- Hardship Withdrawal - If you have an immediate and heavy financial need and have no other resources reasonably available to you, you may request a hardship withdrawal. The 401(k) provisions regarding hardship withdrawal will be applied. The amount is limited to the portion of your account attributable to your salary, management bonus and supplemental 401(k) deferrals.

- Forfeiture - Absent a demonstration of immediate and heavy financial need, you may elect to receive 85% of your entire vested account in an early distribution at any time upon 30 days written request. The remaining 15% will be forfeited. If you elect to receive a forfeiture distribution, your participation in the Plan will be suspended and you may not again participate in the plan until the Plan Year that is at least 12 months following the Plan Year in which such distribution occurred.

WITHHOLDING
The Company will deduct amounts required by law to be withheld for taxes with respect to benefits under this Plan.

BENEFICIARY ELECTION
Officers currently enrolled in this Plan have a beneficiary election on file. New enrollees must make a beneficiary election. Your beneficiary election may be changed at any time.

SUSPENSION OF YOUR SALARY DEFERRAL AND BONUS DEFERRAL ELECTIONS
You may suspend your election for the salary deferral and bonus deferral portions of the Plan for the remainder of a calendar year. You will be eligible to contribute again on the first of the calendar year following 12 months of suspension.

                           IMPORTANT TELEPHONE NUMBERS

FLEXCONNECT                                                  (800) 638-6699

MEDICAL                                                      (800) 234-0111

    WellPoint Preferred PPO (all states)

    WellPoint Group

HMOS

    CA:    CaliforniaCare                                    (800) 234-0111
    GA:    Blue Choice Healthcare                            (800) 634-6642
    IL:    HMO Illinois                                      (800) 772-6897
    MA:    HMO Blue                                          (800) 588-5509
    MI:    Blue Care Network of S.E. Michigan                (800) 662-6667
    TX:    UNICARE of Texas Health Plans, Inc.               (888) 670-2273

DENTAL                                                       (800) 627-0004

    Dental Net
    Prudent Buyer Dental
    Basic Dental
    Major Dental

VISION

    VSP                                                      (800) 622-7444

FLEXIBLE SPENDING ACCOUNTS                                   (888) 209-7976

GROUP UNIVERSAL LIFE INSURANCE                               (510) 254-9652

COMPREHENSIVE NONQUALIFIED RETIREMENT PLAN                   (805) 557-5801

EMPLOYEE ASSISTANCE PROGRAM                                  (888) 777-6665

VANGUARD'S VOICE NETWORK                                     (800) 523-1188

STOCK PURCHASE PLAN

    AST - Stock Plan Administrator                           (888) 980-6456
    National Discount Brokers                                (888) 302-7764

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